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                                                                    EXHIBIT 23.1





CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated October 31, 1998 included in Landauer, Inc.'s form 10-K for the year ended September 30, 1998 and all references to our Firm included in this registration statement.


                               /s/ Arthur Andersen LLP

                               ARTHUR ANDERSEN LLP



Chicago, Illinois
February 17, 1999